UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 27, 2004

(Date of earliest event reported)

InterTAN, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-10062	75-2130875
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

279 Bayview Drive Barrie, Ontario, Canada	L4M 4W5
(Address of principal executive offices)	(Postal Code)

Registrant’s telephone number, including area code: (705) 728-6242

The following are furnished as Exhibits to this Report.

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 27, 2004.

ITEM 5. Other Events and Regulation FD Disclosure

On February 27, 2004, a press release advising of the Registrant’s plan for inversion to Canada from the United States was issued. NexxTech Inc., a newly created, wholly-owned subsidiary of the Registrant, filed a Form S-4 Registration Statement with the Securities and Exchange Commission on February 27, 2004. A press release announcing the filing of the Form S-4 Registration Statement is attached as an exhibit hereto. The actual text of the Form S-4 Registration Statement can be accessed via the “Investor Relations” section of the Registrant’s website, www.intertan.com, or via the SEC website, www.sec.gov, and searching for filings made by NexxTech Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

InterTAN, Inc.

March 3, 2004	By:	/s/ Jeffrey A. Losch
Jeffrey A. Losch
Senior Vice President
Secretary and General Counsel

3